Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Dorchester Minerals, L.P. (the "Partnership") on Form 10-K for the period ended December 31, 2023 (the "Report”), each of the undersigned officers of the Partnership hereby certifies that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

	/s/	Bradley Ehrman
Bradley Ehrman
Date: February 22, 2024		Chief Executive Officer

	/s/	Leslie Moriyama
Leslie Moriyama
Date: February 22, 2024		Chief Financial Officer